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                                                              File No. 811-08103
                                                                     Rule 497(d)



                         Supplement Dated May 28, 1999
                               to the Prospectus

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                              Nuveen Unit Trusts

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     John Nuveen & Co. Incorporated ("Nuveen"), the Sponsor of the Nuveen Unit
Trusts, is modifying the Unit purchase program available to Nuveen employees and other affiliated persons. Accordingly, notwithstanding anything to the contrary in the Prospectus:

(1) The reduced sales charge program described in the Prospectus for officers, directors or bona fide, full-time employees of Nuveen, Nuveen Advisory Corp., Nuveen Institutional Advisory Corp., Rittenhouse Financial Services, Inc. or The John Nuveen Company, including in each case these individuals and their immediate family members (as defined in the Prospectus) is no longer applicable.

(2) Units may be purchased in the primary or secondary market at the Public Offering Price for non-breakpoint purchases minus the concession the Sponsor typically allows to brokers and dealers for non-breakpoint purchases, by officers, directors and bona fide, full-time employees of Nuveen, Nuveen Advisory Corp., Nuveen Institutional Advisory Corp., Rittenhouse Financial Services, Inc. and The John Nuveen Company, including in each case these individuals and their spouses, minor children, and parents. However, purchases by parents must be made through a registered broker-dealer.

     Investors who purchase Units as described above will not receive sales charge reductions for quantity purchases. Dealers are not entitled to receive any dealer concession for any sales made to Unitholders receiving the reduced sales charges specified above.